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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-4 of our report dated December 23, 1998 on our audits of the financial statements and financial statement schedules of XL Capital Ltd. We also consent to the references to our firm under the caption "Experts".

                                          /s/ PRICEWATERHOUSECOOPERS LLP
                                          PricewaterhouseCoopers LLP

April 25, 1999